Exhibit 10.43
LIMITED WAIVER
This LIMITED WAIVER (this “Limited Waiver”) is entered into as of March 31, 2021 by and among BASIC ENERGY SERVICES, INC., a Delaware corporation ( “Borrower”), the Subsidiaries of Borrower party to this Limited Waiver (collectively, the “Guarantors”), the financial institutions party to this Limited Waiver constituting the Required Lenders, and BANK OF AMERICA, N.A., a national banking association (“Bank of America”), as administrative agent for the Lenders (in such capacity, “Administrative Agent”), a Swing Line Lender and an L/C Issuer.
A. Borrower has entered into that certain ABL Credit Agreement, dated as of October 2, 2018 (as amended by that certain Limited Consent and First Amendment to ABL Credit Agreement dated as of March 9, 2020, as further amended by that certain Second Amendment to ABL Credit Agreement dated as of June 15, 2020, as further amended by that certain Third Amendment to ABL Credit Agreement dated as of October 15, 2020. and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders party thereto and Administrative Agent.
B. Borrower has advised Administrative Agent and Lenders that (i) it expects to be unable to comply with the requirement under Section 6.01(a) of the Credit Agreement that the report and opinion accompanying the audited financial statements of Borrower and its Subsidiaries for the fiscal year ended December 31, 2020 be delivered without a “going concern” or like qualification or exception (the “2020 Unqualified Audit Requirement”), non-compliance with which would constitute an immediate Event of Default under the Credit Agreement and (ii) it wishes to reduce the Aggregate Commitments from $75,000,000 to $60,000,000 (the “Commitment Reduction”).
C. Borrower has requested that Administrative Agent and Lenders constituting at least the Required Lenders waive the 2020 Unqualified Audit Requirement and any Default or Event of Default which would otherwise arise as a result of Borrower’s failure to comply with the 2020 Unqualified Audit Requirement (collectively, the “Potential Defaults”).
D. Subject to and upon the terms and conditions set forth herein, Lenders party hereto have agreed to enter into this Limited Waiver.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent, and Lenders party hereto hereby agree as follows:
1.Limited Waiver. In reliance upon the representations, warranties, covenants and agreements contained in this Limited Waiver, and subject to the conditions precedent set forth in Section 2 hereof, Administrative Agent and the Required Lenders hereby permanently waive the Potential Defaults for all purposes under the Loan Documents. The waiver provided in this Section 1 shall apply solely with regard to the Potential Defaults, and nothing contained in this Limited Waiver shall be deemed a consent to, or waiver of, any other action or inaction of Borrower or any other Loan Party that constitutes (or would constitute) a violation of or a departure from any provision of the Credit Agreement or any other Loan Document, or which constitutes (or would constitute) a Default or Event of Default. The waiver described in this Section 1 is a one-time waiver limited to the 2020 Unqualified Audit Requirement and in no way affects or alters Borrower’s obligation to deliver to Administrative Agent its audited financial statements for the fiscal year ended December 31, 2020 at such time and containing such information as is required by Section 6.01(a) of the Credit Agreement. Neither Lenders nor Administrative Agent shall be obligated to grant any future waivers, consents or amendments with respect to Section 6.01(a) of the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document. Other than the waiver provided for in this Section 1, Borrower and Guarantors hereby agree and acknowledge that no course of dealing and no delay in exercising any right, power or remedy conferred on Administrative Agent or any Lender in the Credit Agreement or in any other Loan Document or now or hereafter existing at law, in equity, by statute or otherwise shall operate as a waiver of or otherwise prejudice any such right, power or remedy.
2.Conditions Precedent. This Limited Waiver shall become effective as of the date first written above only upon satisfaction in full (or written waiver, including in the form of an email, by the Administrative Agent) of the following conditions precedent to the satisfaction of Administrative Agent (the “Waiver Effective Date”):
2.1    Counterparts. Administrative Agent shall have received counterparts of this Limited Waiver duly executed by Borrower, Guarantors and Lenders constituting at least the Required Lenders.

Exhibit 10.43
2.2    Field Exam. Administrative Agent or its field examiners shall have received all information necessary to complete the current field exam.
2.3    Information Requests. Administrative Agent shall be reasonably satisfied that Borrower shall have complied with all the information requests submitted by FTI Consulting, Inc. to the extent such information is readily available to Borrower.
2.4    Fees and Expenses. Borrower shall have paid (a) all fees and expenses incurred by Administrative Agent on or prior to the Waiver Effective Date that are required to be paid under the Loan Documents, including all invoiced fees and expenses of Administrative Agent’s legal counsel and financial advisor, and 9b0 all fronting fees and documentary and processing charges owing to any L/C Issuer under Section 2.03(i) of the Credit Agreement
3.Reduction of Aggregate Commitments. Effective as of Waiver Effective Date, the “Commitments and Applicable Percentages” table set forth on Schedule 1.01 to the Credit Agreement is amended and restated in its entirety as set forth on Schedule 1 attached hereto.
4.Representations and Warranties of Borrower. To induce Lenders and Administrative Agent to enter into this Limited Waiver, Borrower hereby represents and warrants to Lenders and Administrative Agent as of the Waiver Effective Date as follows:
4.1    Reaffirmation of Existing Representations and Warranties. After giving effect to the waiver set forth in Section 1 hereof, the representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.
4.2    Effect on Loan Documents. The Credit Agreement and all other Loan Documents remain in full force and effect. Except as provided in Section 1 hereof, nothing herein shall act as a waiver of any of Administrative Agent’s or any Lender’s rights under the Loan Documents, including the waiver of any Default or Event of Default. The Loan Parties acknowledge and agree that this Limited Waiver shall in no manner impair or affect the validity or enforceability of the Credit Agreement.
4.3    No Default or Event of Default. After giving effect to the waiver set forth in Section 1 hereof, no Default or Event of Default has occurred which is continuing.
4.4    Acknowledgment of No Defenses. As of the Waiver Effective Date, no Loan Party has any defense to (a) such Loan Party’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower or any other Loan Party of the Credit Agreement or any of the other Loan Documents (to the extent a party thereto) or any Liens intended to be created thereby.
5.Miscellaneous.
5.1    Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as modified hereby, remain in full force and effect. The waiver contemplated hereby shall not limit or impair any Lien securing the Obligations, each of which is hereby ratified and affirmed. The execution, delivery and effectiveness of this Limited Waiver shall not, except as provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor, except as provided in Section 1 and Section 3 hereof, constitute a waiver or amendment of any provision of any of the Loan Documents.
5.2    Parties in Interest. All of the terms and provisions of this Limited Waiver shall bind, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.
5.3    Counterparts. This Limited Waiver may be executed in counterparts, including, without limitation, by electronic signature, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g. .pdfs) of such executed counterparts shall be effective as originals.
5.4    ENTIRE AGREEMENT. THIS LIMITED WAIVER AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
5.5    Headings. The headings, captions and arrangements used in this Limited Waiver are for

Exhibit 10.43
convenience only and shall not be deemed to limit, amplify or modify the terms of this Limited Waiver, nor affect the meaning thereof.
5.6    Effectiveness. This Limited Waiver shall be effective automatically and without necessity of any further action by Loan Parties, Administrative Agent or Lenders when counterparts hereof have been executed by Borrower, Guarantors and the Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied (or waived).
5.7    GOVERNING LAW. THIS LIMITED WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.8    Modification. On and after the Waiver Effective Date, each reference in the Credit Agreement and in any one or more of the Loan Documents to such agreements and the words “hereunder,” “hereof” or words of like import referring to the Credit Agreement or any one or more of the Loan Documents, as the case may be, shall mean and be a reference to the Credit Agreement or such other Loan Document, as applicable, as modified by this Limited Waiver. This Limited Waiver constitutes a Loan Document for all purposes.
5.9    RELEASE OF CLAIMS AND WAIVER OF DEFENSES. IN FURTHER CONSIDERATION OF ADMINISTRATIVE AGENT’S AND THE REQUIRED LENDERS’ EXECUTION OF THIS LIMITED WAIVER, EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS HEREBY FOREVER, FULLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES ADMINISTRATIVE AGENT, LENDERS AND THEIR RESPECTIVE SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS (COLLECTIVELY, THE “RELEASEES”) FROM ANY AND ALL CLAIMS, LIABILITIES, OBLIGATIONS, DEBTS, CAUSES OF ACTION (WHETHER AT LAW OR IN EQUITY OR OTHERWISE), DEFENSES, COUNTERCLAIMS, SETOFFS, OF ANY KIND, WHETHER KNOWN OR UNKNOWN, WHETHER LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, FIXED OR CONTINGENT, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH, RESULTING FROM OR RELATED TO ANY ACT OR OMISSION BY ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER RELEASEE WITH RESPECT TO THE LOAN DOCUMENTS AND ANY COLLATERAL, IN EACH OF THE FOREGOING CASES OCCURRING ON OR BEFORE THE DATE OF THIS LIMITED WAIVER.
5.10    Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Limited Waiver.
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Signature Page(s) Follow(s).]

Exhibit 10.43

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

BASIC ENERGY SERVICES, INC., a Delaware corporation

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

Exhibit 10.43

GUARANTORS

BASIC ENERGY SERVICES GP, LLC
BASIC ENERGY SERVICES LP, LLC
BASIC ESA, INC.
SCH Disposal, L.L.C.
TAYLOR INDUSTRIES, LLC
AGUA LIBRE HOLDCO LLC
AGUA LIBRE ASSET CO LLC
AGUA LIBRE MIDSTREAM LLC

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

BASIC ENERGY SERVICES, L.P.

By:	Basic Energy Services GP, LLC,
Its General Partner

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Office

C&J WELL SERVICES, INC., a Delaware corporation

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

Exhibit 10.43

KVS TRANSPORTATION, INC., a California corporation

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

INDIGO INJECTION #3, LLC, a Texas limited liability company

By:	/s/ Keith L. Schilling
Name:	Keith L. Schilling
Title:	President and Chief Executive Officer

Exhibit 10.43

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative
Agent, a Lender, an L/C Issuer and Swing Line
Lender

By:	/s/ Tanner J. Pump
Name:	Tanner J. Pump
Title:	Senior Vice President

Exhibit 10.43

UBS AG, STAMFORD BRANCH, as a Lender
and a L/C Issuer

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Director

Exhibit 10.43

TEXAS CAPITAL BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Senior Vice President

Exhibit 10.43

SIEMENS FINANCIAL SERVICES, INC., as a
Lender

By:	/s/ Richard Holston
Name:	Richard Holston
Title:	Vice President

By:	/s/ Mark Schafer
Name:	Mark Schafer
Title:	Vice President

Exhibit 10.43
SCHEDULE 1
SCHEDULE 1.01
COMMITMENTS and applicable percentages

Lender	Revolving Credit Commitment	Revolving Credit Applicable Percentage
Bank of America, N.A.	$21,000,000.00	35.00000000%
PNC Bank National Association	$20,000,000.00	33.33333333%
UBS AG, Stamford Branch	$7,500,000.00	12.50000000%
Siemens Financial Services, Inc.	$7,500,000.00	12.50000000%
Texas Capital Bank, National Association	$4,000,000.00	6.66666667%
TOTAL	$60,000,000.00	100.000000000%